SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[ ]   Preliminary Information Statement   [ ]   Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14c-5(d)(2))
[X]   Definitive Information Statement

                         Health Systems Solutions, Inc.
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                         Health Systems Solutions, Inc.
                         405 North Reo Street, Suite 300
                              Tampa, Florida 33609

                              INFORMATION STATEMENT

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     GENERAL

      This Information Statement is being furnished to the stockholders of Health Systems Solutions, Inc., a Nevada corporation (the "Company"), in lieu of an Annual Meeting in connection with the following proposals (the "Proposals"):

      1. To elect 3 members to the Company's Board of Directors to hold office until the Company's annual meeting of stockholders to be held in 2006 and until their successors are duly elected and qualified; and

      2. To ratify the appointment of Sherb & Co., LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

      This Information Statement is being sent in lieu of an annual meeting. The Company has adopted the Proposals by the written consent of stockholders holding a majority of the voting power of the Company.

      The Company's Board of Directors approved and recommended, pursuant to a written consent dated August 19, 2005 that the Proposals be accepted. The Company's stockholders holding a majority of the voting power of the Company approved the Proposals, pursuant to a written consent dated August 19, 2005. The Proposals will become effective on or about October 14, 2005 (the "Effective Date"). If the Proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at a special or annual stockholders' meeting convened for the specific purpose of approving the Proposals.

      The elimination of the need for a special or annual meeting of stockholders to ratify or approve the Proposals is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS") and Article 2, Section 9 of the Company's Bylaws, which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

      Stanford International Bank, Ltd. ("Stanford") beneficially owns 8,978,177 shares of common stock of the Company, representing approximately 82% of the voting power of the Company, gave its written consent to the Proposals described in this Information Statement on August 19, 2005. In addition, on August 19, 2005 B. M. Milvain, owner of 63,882 shares of common stock of the Company, gave his written consent to the Proposals. The affirmative consent of Stanford and B.
M. Milvain represent approval of the Proposals by the holders of an aggregate of approximately 83% of the Company's voting power. It is proposed that this Information Statement will be first sent to the stockholders on or about September 23, 2005. The record date established by the Company for purposes of determining the number of outstanding shares of common stock and thus the voting power, is August 19, 2005 (the "Record Date").

      The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters' rights under the NRS are afforded to the Company's stockholders as a result of the adoption of the Proposals.

                     OUTSTANDING VOTING STOCK OF THE COMPANY

      As of the Record Date, there were 11,046,780 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Stanford and B. M. Milvain have voted an aggregate 9,042,059 shares of common stock in favor of the Proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the Amendment described herein; and (iv) all directors, executive officers and designated stockholders of the Company as a group. The information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 405 North Reo Street, Suite 300, Tampa, Florida 33609.

                                          Shares                 Percent of
Name                                Beneficially Owned       Shares Outstanding
------------------------            ------------------       ------------------

Stanford
 International Bank Ltd. (1)           8,978,177                   82.0%
B. M. Milvain                            251,382(2)                 2.3%
Steven Katz                                    0                      0%
Batsheva Schreiber                             0                      0%
Susan Baxter Gibson                       15,000(3)                   *

All executive officers and
directors as a group
(4 persons)                              266,382                    2.4%
  *   Less than 1%

------------
(1) Beneficial shareholder is R. Allen Stanford. Business address is 5050 Westheimer Road, Houston, Texas 77056.

(2) Includes 150,000 shares of common stock subject to a restricted stock agreement and 37,500 shares of common stock underlying underlying options exercisable at $1.00 per share

(3) Includes 15,000 shares of common stock underlying options exercisable at $1.00 per share.

                                   Proposal 1

                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

      Article V of the Company's Articles of Incorporation permits the Board of Directors to fix the number of directors at not less than one nor more than nine. Three directors will be elected at the Annual Meeting. The nominees for directors will serve until the annual meeting of stockholders to be held in 2006 and until his successor is duly elected and qualified. B. M. Milvain, Steven Katz and Batsheva Schreiber currently serve as directors.

      All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

      The following persons have been nominated for election to the Board of
Directors:

      Name                   Age       Position
      -----------------      ---       ----------------------

      B. M. Milvain          68        President and Director

      Steven Katz            57        Director

      Batsheva Schreiber     58        Director

Business Experience.

      B. M. Milvain is President and Chief Executive Officer of Healthcare Quality Solutions, Inc., the Company's wholly-owned subsidiary ("HQS"). Mr. Milvain has been a senior officer of HQS, Provider Acquisition, LLC ("PAL") and its predecessor company, Provider Solutions Corp. since 1993. From August 1988 until November 1992 Mr. Milvain was Chief Operating Officer of LPA, Inc., a subsidiary of NYNEX Corporation, and a supplier of on-line transaction processing software for electronic payment services. From March 1988 until September 1997, Mr. Milvain was also a consultant to the Chairman of the Board of BancTec, Inc., a global provider of solutions for automation capture, processing and archiving of paper and electronic forms. From 1985 to 1988 he was Vice President of Marketing at Systeme Corporation, an innovator and developer of wide area network and PC technology for branch automation products for retail banking applications. From 1982 to 1984 Mr. Milvain was President of George K. Baum Leasing, Inc. From 1972 to 1982 he was co-founder of Unimark, Inc., a computer leasing and used computer dealer. Prior positions were with Marsh & McLennan Companies (1969 to 1972), Waddell & Reed (1966 to 1969) and IBM (1960 to 1966). Mr. Milvain graduated with a Bachelors of Business Administration degree from the University of Oklahoma in 1960.

      Steven Katz is President of Steven Katz & Associates, Inc., a health care and technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Mr. Katz has been President to Steven Katz & Associates, Inc. since 1982. From January 2000 to October 2001, Mr. Katz was also President and Chief Operating Officer of Senesco Technologies, Inc., an American Stock Exchange company engaged in the identification and development of proprietary gene technology with application to human, animal and plant systems. From 1983 to 1984 he was a co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1981 he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelors of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Boards of Directors of Biophan Technologies, Inc. and USA Technologies, Inc. and several private companies.

      Batsheva Schreiber is President and CEO of CareManagers Inc., a health care advocacy and consulting company focusing on supporting individuals and their families in all aspects of services during changes in health status. Ms. Schreiber has been President and CEO of CareManagers Inc. since 1998. From 1996 to 1997, Ms. Schreiber was Director of Operations at Master Care, a case management company that focused on efficiency and quality care in the workers compensation and group health areas. From 1994 to 1996 Ms. Schreiber was a co-founder and principal of Revival Home Health Care, a certified home care company serving the Metropolitan New York City area. Other home care experience includes senior positions at Olsten KQC (1992 to 1994) and Nursefinders (1988 to 1992). From 1970 to 1988, Ms. Schreiber established and developed various medical programs and services at Ohel Children's Home & Family Services in New York City. Prior experience includes medical/surgical nursing and in-patient psychiatry (1966 to 1970) at Maimonides Medical Center in New York. Ms. Schreiber is a Registered Nurse in New York and New Jersey and has her BSN from the University of the State of New York. She is active in various community programs and is a member of several company Boards of Directors.

Information Concerning the Board of Directors.

      During the year ended December 31, 2004 the Company's Board of Directors held four meetings. Each member of the Board participated in each action of the Board.

Independence of the Board of Directors.

      In May 2004, the Board reviewed its corporate governance practices and new regulations of the Securities and Exchange Commission implementing the Sarbanes-Oxley Act of 2002. As part of its analysis, the Board undertook a review of director independence and considered transactions and relationships between each director or any member of his or her immediate family and our company and our subsidiaries and affiliates, including those reported under "Certain Relationships and Related Transactions." The purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that a director is independent for audit committee members, within the meaning of the rules of the Securities and Exchange Commission. The Board determined that Batsheva Schreiber and Steven Katz qualify as independent.

Committees of the Board of Directors.

      Audit Committee

      The Audit Committee, which currently consists of Steven Katz and Batsheva Schreiber, reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. Mr. Katz is considered by the Company to be a "financial expert." The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Company's Board of Directors has adopted a written Charter of the Audit Committee. Ms. Schreiber and Mr. Katz, members of the Audit Committee, are deemed independent, as defined in the National Association of Securities Dealers' listing standards. The Audit Committee met on four occasions during the year ended December 31, 2004.

      Compensation Committee

      The Company does not have a formal compensation committee. The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

      Nominating Committee

      The Company does not have a formal nominating committee. The Board of Directors, acting as a nominating committee, recommends candidates who will be nominated as management's slate of directors at each annual meeting of stockholders.

      In May 2004, the Board adopted a general policy setting forth qualifications of directors, procedures for identification and evaluation of candidates for nomination, and procedures for recommendation of candidates by shareholders. A candidate for director should meet the following criteria:

            o Must, above all, be of proven integrity with a record of substantial achievement.

            o Must have demonstrated ability and sound judgment that usually will be based on broad experience.

            o Must be able and willing to devote the required amount of time to our affairs, including attendance at Board and committee meetings and the annual shareholders' meeting.

            o Must possess a judicious and somewhat critical temperament that will enable objective appraisal of management's plans and programs.

            o Must be committed to our company building sound, long-term growth.

      Other than the foregoing, the Board does not believe there is any single set of qualities or skills that an individual must possess to be an effective director or that it is appropriate to establish any specific, minimum qualifications for a candidate for election as a director. Rather, the Committee will consider each candidate in light of the strengths of the other members of the Board of Directors and the needs of the Board and our company at the time of the election. The Board of Directors will also consider candidates for directors nominated by stockholders.

      Shareholder Recommendations for Nomination as a Director

      A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders to be held in 2006, must notify the Secretary of the Company, in writing, no later than September 1, 2005. The written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required to be included in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares beneficially owned and a statement that such stockholder intends to nominate his candidate. A statement from the candidate must also be furnished, indicating the candidate's desire and ability to serve as a director. Adherence to these procedures is a prerequisite to a stockholder's right to nominate a candidate for director at the annual meeting.

      Code of Ethics.

      During the year ended December 31, 2003, we adopted a Code of Ethics. The code applies to our officers and directors. The code provides written standards that are designed to deter wrongdoing and promote: (1) honest and ethical conduct; (2) full, fair, accurate, timely and understandable disclosure; (3) compliance with applicable laws and regulations; (4) prompt reporting of internal violations of the code; and (5) accountability for the adherence to the code.

      Audit Committee Report.

      The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the company's financial reporting and auditing process.

      The Audit Committee is comprised solely of Batsheva Schreiber and Steven Katz. The Audit Committee operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee review and assesses the adequacy of its charter on an annual basis.

      As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

      Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

      The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

      The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

      Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-KSB for the year ended December 31, 2004.

                                        Submitted by the Audit Committee of
                                        the Board of Directors:

                                        /s/ Steven Katz
                                        ----------------------
                                            Steven Katz


                                        /s/ Batsheva Schreiber
                                        ----------------------
                                            Batsheva Schreiber

Report of the Board of Directors on Executive Compensation.

      The following statement made by the Board of Directors, sitting as a Compensation Committee, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under either of such Acts.

      The Company does not have a formal compensation committee. The Board of Directors, acting as a compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

      In determining the compensation of the Company's executive officers, the Board of Directors takes into account all factors which it considers relevant, including business conditions, in general, and in the Company's line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, the performance of the Company, in general, and the performance of the specific executive officer under consideration, including the business area of the Company for which such executive officer is responsible. In light of these factors, the Board of Directors determined that the payment of discretionary bonuses to executive officers was not appropriate for the fiscal year ended December 31, 2004.

      The Board of Directors also believes that granting stock options provides an additional incentive to executive officers to continue in the service of the Company and gives them an interest similar to stockholders in the success of the Company. In the future, the Board of Directors intends to make use of stock options, along with other traditional salary and bonus components of executive compensation packages, to provide incentives to attract and maintain qualified executive officers.

                                        Submitted by the Board of Directors,
                                        Sitting as a Compensation Committee:

                                        /s/  B. M. Milvain
                                        ----------------------------------------
                                             B. M. Milvain


                                        /s/  Steven Katz
                                        ----------------------------------------
                                             Steven Katz



                                        /s/  Batsheva Schreiber
                                        ----------------------------------------
                                             Batsheva Schreiber


Compensation Committee and Insider Participation.

      The current Board of Directors includes B. M. Milvain, who also serves as an executive officer of the Company. As a result, this director discusses and participates in deliberations of the Board of Directors on matters relating to the terms of executive compensation. In this regard, a director whose executive compensation is voted upon by the Board of Directors must abstain from such vote.

Section 16(a) Beneficial Ownership Reporting Compliance.

      Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended December 31, 2004, none of the Company's directors, officers, or shareholders beneficially owning more than 10% of any class of equity securities of the Company, failed to file any forms necessary under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

Communications with the Board of Directors.

      Shareholders and other parties interested in communicating with our Board of Directors may do so by writing to the Board of Directors, Health Systems Solutions, Inc., 405 North Reo Street, Suite 300, Tampa, Florida 33609. Under the process for such communications established by the Board of Directors, the Chairman of the Board reviews all such correspondence and regularly forwards it, or a summary of the correspondence to all of the other members of the Board. Directors may at any time review a log of all correspondence received by the company that is addressed to the Board and request copies of any such correspondence. Additionally, correspondence that, in the opinion of the Chairman, relates to concerns or complaints regarding accounting, internal accounting controls and auditing matters is forwarded to the chair of the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table.

      The following table shows, for the year ended December 31, 2002, December 31, 2003 and December 31, 2004 the cash and other compensation paid by the Company to its President, Chief Executive Officer and each other executive officer whose annual compensation was $100,000 or more.


                                                     Annual Compensation                               Long Term Compensation
                                        ---------------------------------------------    -------------------------------------------
                                                                            Other         Restricted      Securities      All Other
                                                   Salary      Bonus     Compensation    Stock Awards     Underlying    Compensation
Name and Principal Position             Year        (US$)      (US$)        (US$)            (US$)          Options         (US$)
---------------------------             ----      -------      -----     ------------    ------------     ----------    ------------
B. M. Milvain, President and Chief      2004      150,000        0            0             $150(1)         150,000           0
Executive Officer(2)                    2003      150,000        0            0                0                  0           0
                                        2002      150,000        0            0                0                  0           0
Susan Baxter Gibson Chief Financial     2004      100,000        0            0                0             60,000           0
Officer                                 2003       27,693        0            0                0                  0           0


      (1) Effective July 6, 2004, we granted B.M. Milvain 150,000 shares of our common stock under a restricted stock agreement. If on any date prior to June 1, 2010 we file audited financial statements with the SEC for a calendar year that sets forth both, $10,000,000 or more of revenues and $2,000,000 or more in operating income, Mr. Milvain shall receive these shares.

      (2)   Appointed to serve as president effective October 24, 2002.

Stock Options Granted in 2004

      The following table summarizes options to purchase shares of our common stock that we granted during the twelve months ended December 31, 2004 to each of the executive officers identified in the summary compensation table above.


                                     Percent of
                     Number of      Total Options
                     Securities      Granted to        Exercise
                     Underlying     Employees in       Price(s)     Expiration
      Name        Options Granted       2004          ($/Share)     Date
----------------  ---------------   -------------     ---------     ----------

Brian M. Milvain      150,000           28%             $1.00       June 2010

Susan Baxter           60,000           11%             $1.00       June 2009
Gibson

      Aggregated Option Exercises in Last Fiscal Year-End Option Value Table


                                                                            Value of
                                                                           Unexercised
                   Shares                 Number of Unexercised            In-the-Money
                   Acquired   Value       Securities Underlying         Options at Fiscal
      Name           on      Realized   Options at Fiscal Year End           Year End
                   Exercise     ($)     Exercisable/Unexercisable   Exercisable/Unexercisable
----------------------------------------------------------------------------------------------
Brian M. Milvain      0         N/A           37,500/112,500                   0/0

Susan Baxter          0         N/A           15,000/45,000                    0/0
Gibson

      Long Term Incentive Plans - Awards in Last Fiscal Year

      The following table summarizes long term incentive awards that were made during the twelve months ended December 31, 2004 to each of the executive officers identified in the summary compensation table above.


                           Number       Performance   Estimated Future Payouts Under
                         Of Shares,      Or Other       Non-Stock Price-Based Plans
                          Units or     Period Until    ------------------------------
                        Other Rights    Maturation    Threshold    Target    Maximum
       Name                 (#)          Or Payout    ($ or #)    ($ or #)   ($ or #)
-------------------------------------------------------------------------------------
Brian M. Milvain          150,000      June 1, 2010      (1)         (1)       (1)

Susan Baxter Gibson             0                --      --          --        --


(1) Effective July 6, 2004, we granted B.M. Milvain 150,000 shares of our common stock under a restricted stock agreement. If on any date prior to June 1, 2010 we file audited financial statements with the SEC for a calendar year that sets forth (i) $10,000,000 or more of revenues and (ii) $2,000,000 or more in operating income, Mr. Milvain shall receive these shares.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table provides information as of the Record Date about the Company's Common Stock that may be issued upon the exercise of options granted to employees or members of the Board of Directors under all of the Company's existing equity compensation plans.

                                                                                                            Number of securities
                                               Number of securities                                        remaining available for
                                                 to be issued upon              Weighted-average            future issuance under
                                                    exercise of                 exercise price of            equity compensation
                                               outstanding options,           outstanding options,       plans (excluding securities
                                                warrants and rights            warrants and rights         reflected in 1st column
-----------------------------------------------------------------------------------------------------------------------------------

Equity compensation plans
   approved by security holders                       742,500                        $1.15                     257,500

Equity compensation plans not
   approved by security holders                          None                          N/A                         N/A

        Total                                         742,500                        $1.15                     257,500

Director Compensation.

      All directors, other than officers of the Company, receive an annual fee of $5,000. The Company does not pay fees to directors for their attendance at meetings that are not executive officers of the Board of Directors or of committees; however, the Company may adopt a policy of making such payments in the future. The Company will reimburse out-of-pocket expenses incurred by directors in attending Board and committee meetings.

Employment and Consulting Agreements.

      The Company has no employment contracts with any of its officers or directors and maintains no retirement, fringe benefit or similar plans for the benefit of its officers or directors. The Company may, however, enter into employment contracts with its officers and key employees, adopt various benefit plans and begin paying compensation to its officers and directors as it deems appropriate to attract and retain the services of such persons.

Certain Relationships and Related Transactions.

      On October 22, 2002 we consummated an agreement and plan of merger with PAL. Pursuant to the merger agreement, PAL was merged into our wholly-owned subsidiary, HQS, which survived as our wholly owned subsidiary. At the closing of the merger on October 24, 2002, the issued and outstanding units of PAL were surrendered in exchange for an aggregate of 1,071,429 shares of our common stock and the separate corporate existence of PAL terminated. An additional 237,399 shares were issued to Deluxe Investment Company as consideration for $474.80. Stanford, the majority interest holder of PAL, received 957,921 of the shares of common stock issued pursuant to the merger agreement. On the closing date of the merger agreement, the existing directors and officers of our company resigned and new officers and directors were designated in accordance with the merger agreement.

      Pursuant to a securities purchase agreement dated October 22, 2002, Stanford made an aggregate cash investment of $2,200,000 in our company, in several tranches. For its aggregate investment, Stanford received 1,880,341 shares of Series A preferred stock (subject to anti-dilution provisions), convertible into 940,171 shares of our common stock and warrants exercisable to purchase an aggregate of 940,171 shares of common stock. Each share of Series A preferred stock had ten votes, voting together with our common stock on all matters submitted for a vote. Each warrant had an exercise price of $1.17 per share. The warrants were immediately exercisable and expire five years after their initial dates of issuance. Stanford assigned its rights to an aggregate of half of the warrants to several of its employees.

      Pursuant to a securities purchase agreement dated April 30, 2003, Stanford made an aggregate investment of $2,000,000 in our company, in several tranches. The investment was in the form of Series B $0.80 convertible preferred stock of our company, convertible into 6,250,000 shares of our common stock. The shares of Series B preferred stock were issued and sold in various tranches on eight monthly closing dates, commencing on May 19, 2003.

      As additional consideration under the April 30, 2003 securities purchase agreement, we agreed to reprice the exercise price of the 940,171 warrants issued to Stanford and its assignees pursuant to the securities purchase agreement dated October 15, 2002. Pursuant to an Instrument of Warrant Repricing, the exercise price of each share of common stock underlying the warrants was reduced to $0.001 per share. The warrants were exercised on May 12, 2003 and the warrant holders received an aggregate of 940,171 shares of common stock.

      On July 6, 2004, Stanford exercised its right to convert all of the outstanding Series A preferred stock and Series B preferred stock into shares of common stock.

      We granted to Stanford and its affiliates certain registration rights under certain registration rights agreements (as amended) with respect to the Series A and Series B preferred stock and shares of common stock underlying the warrants described above and the shares of common stock it owns. No later than December 31, 2004, we were required to file an SB-2 Registration Statement under the Securities Act covering all of the shares of common stock underlying the Series A and Series B preferred stock and warrants. Stanford has waived its registration rights.

      On July 6, 2004, HQS entered into a $1,600,000 loan and security agreement with Stanford. Under this agreement, interest accrues at the rate of 8% per annum and principal matures and becomes payable three years from the date of the loan. The loan is secured by a security interest in all of the assets of the Company and HQS and a corporate guaranty that has been executed in favor of Stanford. As of March 31, 2005, we had borrowed $1,050,000 (including $400,000 advanced on June 30, 2004 to satisfy a $400,000 assumed liability owed to the Internal Revenue Service by our predecessor) and the balance of $550,000 was available to us. Previously, certain draws under the loan and security agreement were subject to our achieving adjusted consolidated EBITDA; however, Stanford subsequently waived the requirement.

      Additionally, as consideration for entering into the loan and security agreement, Stanford received warrants to purchase an aggregate of 720,000 shares of our common stock. The exercise price of the warrants is $0.001 per share and the warrants expire on June 30, 2009. Stanford has assigned 360,000 warrants to four of its employees pursuant to a warrant assignment agreement. We registered the shares of common stock underlying the warrants pursuant to a registration rights agreement. The warrants issued to the employees were exercised on August 12, 2004 and the warrants issued to Stanford were exercised on September 8, 2004.

      Provider Solutions Corp., one of our predecessor companies, engaged Steven Katz, currently one of our directors, for management advisory services on an arms-length basis. This arrangement was confirmed from September 2002 to March 31, 2003 by HQS, our wholly-owned subsidiary. Mr. Katz was paid a fee of $10,000 per month, plus expenses during the period that he provided these services.

      We have adopted a policy whereby all transactions between us and one or more of our affiliates must be approved in advance by a majority of our disinterested directors.

                                   Proposal 2

            PROPOSAL TO RATIFY THE APPOINTMENT OF SHERB & CO., LLP AS
                       INDEPENDENT AUDITORS OF THE COMPANY

      Pursuant to a written consent, a majority of the Company's stockholders ratified the Board of Directors' engagement of Sherb & Co., LLP for the fiscal year ending December 31, 2005.

      Although the Board of Directors of the Company has submitted and a majority of shareholders have ratified the appointment of Sherb & Co., LLP, the Board of Directors reserves the right to change the selection of Sherb & Co., LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification.

Fees to Auditors.

Year ended December 31, 2004

      Audit Fees: The aggregate fees, including expenses, billed by our principal accountant in connection with the audit of our consolidated financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-KSB; and our quarterly reports on Form 10-QSB during the fiscal year ending December 31, 2004 was $26,000.

      Audit Related Fees: The aggregate fees, including expenses, billed by our principal accountant for services reasonably related to the audit for the year ended December 31, 2004 were $17,000.

      Tax Fees: The aggregate fees, including expenses, billed by our principal accountant for services reasonably related to the preparation of our tax return for the year ended December 31, 2004 were $5,000.

      All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to us by our principal accountant during year 2004 was $18,900 for expenses related to our Form SB-2 registration statement.

Year ended December 31, 2003

      Audit Fees: The aggregate fees, including expenses, billed by our principal accountant in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2003 and for the review of our financial information included in our Annual Report on Form 10-KSB; and our quarterly reports on Form 10-QSB during the fiscal year ending December 31, 2003 was $31,000.

      Audit Related Fees: The aggregate fees, including expenses, billed by our principal accountant for services reasonably related to the audit for the year ended December 31, 2003 were $17,000.

      Tax Fees: The aggregate fees, including expenses, billed by our principal accountant for services reasonably related to the preparation of our tax return for the year ended December 31, 2003 were $5,000.

      All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to us by our principal accountant during year 2003 was $-0-.

      Our board of directors has considered whether the provisions of the services covered above under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the auditor's independence.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2006 must be received by the Company no later than January 31, 2006, in order to have them included in the proxy (or information) statement and form of proxy (or information) statement relating to that meeting.

                              ACCOMPANYING REPORTS

      The Company's Annual Report on Form 10-KSB, including audited consolidated financial statements as at and for the years ended December 31, 2004 and 2003 and the Company's Quarterly Report on Form 10-QSB for the period ending June 30, 2005 accompany this information statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/  B. M. Milvain
                                        ----------------------------------
                                        B. M. Milvain, President